Subsequent Events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

NOTE 19: — SUBSEQUENT EVENTS

Subsequent to March 31, 2021, the Company received final approval from the FDA for one additional ANDA:
Tavaborole Topical Solution, 5% in May 2021.  The Company currently has a total of twenty ANDAs awaiting FDA approval, including five tentative approvals.

Subsequent to March 31, 2021, through May 31, 2021, under the $300 million authorization, the Company has repurchased 175,975 ordinary shares at an average price of $73.71, leaving $236.5 million remaining under the current board authorization.  Sun’s beneficial ownership increased to 78.1% of the Company’s ordinary shares and 85.4% of the voting power in the Company.

Subsequent to March 31, 2021, the Company and TDC each transferred its ownership of the shares of Taro U.S.A. to Taro Canada. Taro U.S.A. is now 100% owned by Taro Canada, which remains 100% owned by the Company.